Exhibit 10.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Matrix Service Company, Inc. (the “Company”) on form 10-Q for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Bradley S. Vetal, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

This certification is deemed to accompany this Quarterly Report on Form 10-Q, but is not deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.

Bradley S. Vetal
Chief Executive Officer
January 9, 2003